Goldman Sachs 2025 Global Healthcare Conference June 10th, 2025

Enhabit Home Health & Hospice 2 Disclaimer Forward looking statements This presentation contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, our ability to execute on our strategic plans; regulatory and other developments impacting the markets for our services; changes in reimbursement rates; general economic conditions; changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies; our ability to attract and retain key management personnel and healthcare professionals; potential disruptions or breaches of our or our vendors’, payers’, and other contract counterparties’ information systems; the outcome of litigation; quality performance and ratings; our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures; our ability to successfully integrate technology in our operations; and our ability to control costs, particularly labor and employee benefit costs. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this presentation are described in reports filed with the SEC, including our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which are available on the Company's website at http://investors.ehab.com. Note regarding presentation of non-GAAP financial measures This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Exchange Act, including Adjusted EBITDA and Adjusted EBITDA margin. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are presented in our Form 8-K, filed with the SEC on May 7, 2025. It provides further explanation and disclosure regarding Enhabit’s use of non-GAAP financial measures and should be read in conjunction with this presentation. Note regarding presentation of same-store comparisons The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit Home Health & Hospice 3 2025 Priorities for Success • Home health census ◦ Payer mix • Hospice average daily census • Open de novo locations in strategic markets • Optimize de novo locations opened in 2023 and 2024 • Continue de-leveraging the balance sheet • G&A expense management • Home health cost per patient day • Home health revenue per patient day • Hospice cost per patient day • Value-based performance • Patient and family experience • Home health hospital readmission rates • Hospice visits in the last days of life • Engagement • Retention • Business development direct selling headcount • Leadership development • Home health census sequential growth; exited Q1 above prior year quarter • Hospice continuation of monthly sequential ADC growth (14 consecutive months) • Reduced leverage ratio by 0.9x since Q1 ‘24; now below 4.5x, one quarter earlier than credit agreement required. The Company will revert to the pricing grid and various credit agreement restrictions will be lifted. Q1 2025 Highlights

How We Measure Success

Overview of Approach

Reporting a new view of segment performance metrics beginning with year end 2024 earnings release, which simplifies consistently measuring our performance of the primary revenue drivers: rate & volume

- One volume metric: average daily census (ADC) for both segments
- Consistent unit revenue & cost metrics: per patient day
- Reporting sequential metrics to better visualize performance and business momentum

Revenue Performance Focus on ADC & Mix

- Growing patient census is a primary driver of financial results in our segments
  - ~70% of our home health census now in episodic payers; enables move to a more direct way of presenting metrics
- Focus on a healthy payer mix should stabilize unit revenue
- Strategic levers:
  - Grow volume – quality and "full-service provider" to referral sources
  - Slow decline of Medicare fee for service
  - Improve mix shift to payer innovation

Clear Translation to Margin Performance

- Unit revenue and cost metrics aligned to one volume metric when shown on a per patient day basis
- Patient days = volume in ADC x number of days in period
- Strategy Execution Success
  - Grow Volume = ADC
  - Stabilize Unit Rev = revenue per patient day
  - Lower Unit Cost = cost of services per patient day
  - Gross Margin %
  - EBITDA Margin %
  - Continue to reduce leverage

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Enhabit Home Health & Hospice 5 Enhabit Strategy at Clear Inflection Point Strong Hospice Growth Momentum Q2 ’24Q1 ’24 Q1 ’25Q3 ’24 Q4 ’24 3,517 3,622 3,729 3,809 3,391 +12.3%+3.7% +3.0% +3.0% +2.1% Volume (ADC) Quarterly Trending Total Admissions Quarterly Trending Q1 ’25Q4 ’24Q3 ’24Q2 ’24 56,825 Q1 ’24 54,224 53,372 52,931 57,222 +0.7% -4.6% -1.6% -0.8% +8.1% Home Health Shifting From Replacement to Growth Volume (Total ADC) Quarterly Trending Q1 ’25Q4 ’24Q3 ’24Q2 ’24 42,250 41,911 Q1 ’24 39,987 39,783 41,236 -2.4% -0.8% -4.6% -0.5% +3.7%

Enhabit Home Health & Hospice 6 Enhabit Strategy at Clear Inflection Point Slowing Rate of Decline in Medicare FFS Volumes FY 2023 FY 2024 AMED Q1 ’25 65.6% 58.8% 56.9% 55.7% +1.2 -6.8 -1.9 Home Health Medicare Revenue as a % of Segment Revenue <--Slowing Rate of Decline Normalization of Margin Profile With Return to Growth Q2 ’24Q1 ’24 Q1 ’25Q3 ’24 21.0% 18.2% 17.7% 19.1% 20.3% +0.9 +0.7 -2.8 -0.5 +1.4 Home Health Adjusted EBITDA Margin as a % of Segment Revenue Reduced Leverage by 0.9x vs. PY Q1 ’24 Q2 ’24 Q3 ’24 Q4 ’24 Q1 ’25 5.3 5.1 4.8 4.9 4.4 -0.9 Net Debt to Adjusted EBITDA Leverage Ratio Q1 ’25 Q4 ’24

Outlook: Attractive Industry Tailwinds

Demographic Trends and Our Ability to Deliver Cost-Effective, High-Quality Care Supports Long-Term Growth

Aging Population

Number of people age 65 or older, by age group (millions)



90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
~5% expected growth in target population over the next three years³
We are here
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040
65 to 74
75 to 84
85 to 94
95 or Older

Avg. age of our patients

Home health = 76 | Hospice = 83

75% of those age 50 and over want to stay in their residence as they age[4]

Cost Efficiency of Home Health Care

Post-Acute Service Sector	Annual Medicare Spending	Average Medicare Cost Per Day
Skilled Nursing Facilities (SNF)[1]	$27 billion	$556
Hospice[2]	$26 billion	$186
Home Health[3]	$16 billion	$63

10x lower cost than other care settings

Large and Growing Addressable Markets[5]

~$41bn
2028 Medicare skilled home health expenditures

~$32bn
2028 Medicare Hospice expenditures

(1) MedPAC Report to Congress as of March 2023.
(2) MedPAC Tab H Hospice December 2024.
(3) MedPAC Tab G Home Health December 2024. (Calculated based on 30-day home health period.)
(4) AARP 2024 Survey.
(5) Centers for Medicare & Medicaid Services, Medicare Trustees' Report November 2021.

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